Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 471,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	65,045.10
Total Offset Amount	0.00
Net Fee	$ 65,045.10
Final Prospectus	false